UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                           ___________________

                                 FORM 8-K
                               CURRENT REPORT
                    Pursuant to Section 13 OR 15(d) of The
                       Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) August 28, 2006
                           ___________________

                  ARABIAN AMERICAN DEVELOPMENT COMPANY
         (Exact name of registrant as specified in its charter)
                                Delaware
                       (State or other jurisdiction
                             of incorporation)
                                   0-6247
                                (Commission
                                File Number)
                                 75-1256622
                               (IRS Employer
                            Identification No.)

      10830 North Central Expressway, Suite 175, Dallas, Texas 75231
            (Address of principal executive offices) (Zip Code)

  (Registrant's Telephone Number, Including Area Code) (214) 692-7872

         ________________________________________________________
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 1.01  Entry into a Material Definitive Agreement.

On August 28, 2006, Registrant's Board of Directors approved entry into a Partnership Agreement with Thamarat Najran Company, Qasr Al Ma'adin Corporation, and Durrat Al Masani' Corporation (the "Saudi Partners"), companies organized and existing under the laws of the Kingdom of Saudi Arabia, regarding establishment of a closed stock joint venture with the name of Al Masane Al Kobra Mining Company ("ALAK"), to produce metals from Registrant's Al Masane project in Saudi Arabia. The original Partnership Agreement is in Arabic and attached is the English translation of same.

Pursuant to the Partnership Agreement, the head office of ALAK will be located in Jeddah, Saudi Arabia. ALAK's declared capital will be $120 million, with paid-in capital of $60 million. Registrant will transfer its exploration license agreement and franchise right in the Al Masane project to ALAK in return for a fifty percent (50%) ownership interest in ALAK. The Saudi Partners will contribute a combined total of $30 million in return for the remaining fifty percent (50%) ownership interest in ALAK. Within six
(6) months of ALAK's incorporation, Registrant and the Saudi Partners will seek to obtain an additional $60 million from various sources, including, but not limited to loans from the Saudi Industrial Development Fund and/or local Saudi banks.

ALAK's initial Board of Directors will consist of six (6) directors. Three (3) directors shall be selected by Registrant and three (3) directors by the Saudi Partners. The Chairman of the Board shall be one of the directors selected by the Saudi Partners. ALAK's primary activity will be the mining of known base metals' ore (copper and zinc), concomitant metals (gold and silver), as well as the production of condensed copper, zinc, gold and silver alloys at the Al Masane project.

While the Partnership Agreement is viewed by Registrant as a successful first step towards realizing the full potential of the Al Masane project, there are numerous associated risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in the Partnership Agreement. Such risks, uncertainties and factors include, but are not limited to, general economic conditions domestically and internationally; insufficient cash flows from operating activities; difficulties in obtaining financing; outstanding debt and other financial and legal obligations; competition; industry cycles; mineral prices; technological developments; regulatory changes; environmental matters; foreign government instability; foreign legal and political concepts; and foreign currency fluctuations, as well as other risks detailed in the Company's filings with the U.S. Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the Company's control.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ARABIAN AMERICAN DEVELOPMENT COMPANY

Date:  August 28, 2006               By: /s/ Nicholas Carter
                                Nicholas N. Carter, Secretary




Exhibit
Number           Description

10(i) Partnership Agreement, dated June 8, 2006, by and between Arabian American Development Company, Thamarat Najran Company, Qsar Al Ma'adin
                 Corporation, and Durrat Al Masani' Corporation





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